UNITED STATES SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549
                  Schedule 14A

     Proxy Statement Pursuant to Section 14 (a)
       of the Securities Exchange Act of 1934
                (Amendment No.      )


Filed by the Registrant  / X /

Filed by a Party other than the Registrant  /   /

Check the appropriate box:
/   /  Preliminary Proxy Statement
/   /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
/ X /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material Pursuant to Sec. 240.14a-12



                      ADVANCE CAPITAL I, INC.
---------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/ X /  No fee required.
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
        (1)  Title of each class of securities to which transaction applies:
        (2)  Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)  Proposed maximum aggregate value of transaction:
        (5)  Total fee paid:
/   /  Fee paid previously with preliminary materials.
/   /  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
        (1)  Amount Previously Paid:
        (2)  Form, Schedule or Registration Statement No.:
        (3)  Filing Party:
        (4)  Date Filed:

                           ADVANCE CAPITAL I, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on August 3, 2007

     The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC.
(the "Company"), will be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on August 3, 2007, at 10:00 A.M. (Eastern Daylight Time). The following matters will be acted upon at that time:

1. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;

2. To ratify the selection of PricewaterhouseCoopers LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2007;

3. To modify the investment advisory fee schedule for the Retirement Income
   Fund;

4. To modify the investment advisory fee schedule for the Balanced Fund;

5. To modify the investment advisory fee schedule for the Equity Growth Fund;

6. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on May 31, 2007, are entitled to notice of and to vote at the meeting.


                                           By Order of the Board of Directors

                                           Kathy J. Harkleroad, Secretary

One Towne Square, Suite 444
Southfield, Michigan 48076
June 15, 2007

                                 YOUR VOTE IS IMPORTANT
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

                                ADVANCE CAPITAL I, INC.
                              One Towne Square, Suite 444
                               Southfield, Michigan 48076

                                    PROXY STATEMENT
                        FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON AUGUST 3, 2007


                                       INTRODUCTION
     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Advance Capital I, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on August 3, 2007 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is June 15, 2007.

     The costs of soliciting proxies, which are estimated to be $7,500, will be borne by the Company. In addition, certain officers and directors of the Company and of Advance Capital Management, Inc., the Company's investment advisor (none of whom will receive additional compensation thereof) may solicit proxies in person, by telephone or mail. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports, without charge, by mailing such request to: Advance Capital I, Inc., Attention: Ms. Kathy Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.

     All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for directors hereinafter listed and for Proposals 2, 3, 4 and
5. If you withhold your vote with respect to the election of directors, your shares will be counted for purposes of determining a quorum. Withheld votes will be excluded from the vote on the election of directors and will therefore have no effect on the election. Broker-dealer firms will not be permitted to grant voting authority without instructions with respect to Proposals 3, 4 or 5. The Company will include shares held of record by a broker-dealer as to which voting authority has been granted in the tabulation of shares present at the Meeting for purposes of determining whether a quorum exists. Proxies that are returned and marked "abstain" or on which a broker-dealer has declined to vote ("broker non-votes") will be counted as present for purposes of determining whether a quorum exists, but will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Proposals 1 and 2, but and will have the effect of a negative vote with respect to the approval of Proposals 3, 4 and 5. Shareholders of record at the close of business on May 31, 2007 (the "Record Date"), are entitled to notice of and to vote at the Meeting. Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

     The shareholders being solicited with this proxy statement who are entitled to vote on the proposals described herein are outlined in the following table.


                                      Proposal 2       Proposal 3     Proposal 4    Proposal 5
                                      Ratification     Amendment      Amendment     Amendment
                         Proposal 1   of Independent   to Advisory    to Advisory   to Advisory
                         Election     Registered       Contract       Contract      Contract
                         of           Public           Fee            Fee           Fee
Fund                     Directors    Accountants      Schedule       Schedule      Schedule
------------------------------------------------------------------------------------------------
Retirement Income Fund.....Yes           Yes              Yes            No             No
Balanced Fund..............Yes           Yes              No             Yes            No
Equity Growth Fund.........Yes           Yes              No             No             Yes



                               VOTING SECURITIES AND PRINCIPAL HOLDERS

SHARES OUTSTANDING AND RECORD DATE
     Each Company share and each fractional share outstanding at the close of business on May 31, 2007 (the "Record Date") is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of the Record Date, the Funds have issued and outstanding shares entitled to vote at the Meeting as follows:

Fund                     Class A Shares   Institutional Shares     Total Shares
-------------------------------------------------------------------------------
Retirement Income Fund.. 42,237,236.393       66,233.563         42,303,469.956
Balanced Fund........... 21,347,204.954        9,916.730         21,357,121.684
Equity Growth Fund....... 8,217,668.647        3,943.562          8,221,612.209


STOCK OWNERSHIP
     Both classes of all Funds will vote together for the election of directors and on Proposal 2. Each Fund will vote separately on Proposals 3, 4 and 5, and both classes of each Fund will vote together on such proposals. As of the Record Date, no persons were known to own of record more than 5% of the Class
A Shares of any Fund, and the following shareholders were known to own of record 5% or more of the outstanding Institutional Shares of the Funds:

                                              Amount
                                              and Nature
                        Name and Address of   of Beneficial   Percent of
Title of Class          Beneficial Owner      Ownership*      Class
-------------------------------------------------------------------------------
Retirement Income Fund  Carey and Company     66,233.563      100.0%
Institutional Shares    7 Easton Oval EA4E70
                        Columbus, OH 43219

Balanced Fund           Carey and Company      9,916.73       100.0%
Institutional Shares    7 Easton Oval EA4E70
                        Columbus, OH 43219

Equity Growth Fund      Plan Advisory          3,943.562      100.0%
Institutional Shares    Committee Ttee
                        Anesthesiology Association of
                        Wisconsin MPP FBO Eric Nelson M.D.
                        4531 North Frederick Avenue
                        Whitefish Bay, WI 53211
------
* The beneficial owner has sole voting and investment powers over all shares shown in the table.

     The following table presents information regarding beneficial ownership of each Fund's Class A Shares by each member of the Board of Directors of the Company, by the executive officers of the Company, and by all directors and executive officers of the Company as a group as of the Record Date. Each person exercises sole voting and investment power with respect to such shares. On the Record Date, none of the officers or directors owned any Institutional Shares and none owned any Class A Shares of the Retirement Income Fund.
                                      Amount of
                                      Class A Shares        Percentage
Name of Beneficial Owner              Beneficially Owned*   Owned
------------------------------------------------------------------------
Joseph A. Ahern
  Balanced Fund Class A Shares.......... 3,875.683              **
  Equity Growth Fund Class A Shares..... 8,558.851              **

Dennis D. Johnson
  Balanced Fund Class A Shares.......... 7,988.680              **
  Equity Growth Fund Class A Shares..... 3,802.453              **

Janice E. Loichle
  Balanced Fund Class A Shares.......... 2,929.120              **
  Equity Growth Fund Class A Shares.... 24,660.559              **

Thomas L. Saeli
  Balanced Fund Class A Shares.......... 2,547.606              **
  Equity Growth Fund Class A Shares.... 10,914.326              **

Robert J. Cappelli
  Balanced Fund Class A Shares......... 49,533.859              **
  Equity Growth Fund Class A Shares.... 55,094.390              **

Christopher M. Kostiz
  Balanced Fund Class A Shares............ 506.278              **
  Equity Growth Fund Class A Shares..... 7,407.228              **

Kathy J. Harkleroad
  Balanced Fund Class A Shares.............. 0.000              **
  Equity Growth Fund Class A Shares....... 800.601              **

Julie A. Katynski
  Balanced Fund Class A Shares............. 60.206              **
  Equity Growth Fund Class A Shares..... 2,907.763              **

All executive officers and directors as a group (8 people)
  Balanced Fund Class A Shares......... 67,441.432              **
  Equity Growth Fund Class A Shares....114,146.171             1.39%

-----
* The beneficial owner has sole voting and investment powers over all shares shown in the table.
** Less than one percent.

                                     PROPOSAL 1:
                                ELECTION OF DIRECTORS

     The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers. Each Board member oversees all three portfolios of Advance Capital I, Inc.

     The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. There were four regular meetings and two special meetings held during 2006, and all directors were present at all meetings. The Company has no policy with regard to Board attendance at annual meetings. All directors attended the 2006 Annual Shareholder Meeting.

     At the Meeting, five directors will be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. In accordance with the Maryland General Corporation Law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. This means that the director nominees receiving the highest number of "FOR" votes will be elected as directors. All of the nominees for election as directors have been previously elected by the shareholders and are currently serving as directors.

     All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below. The business address of each director is One Towne Square, Suite 444, Southfield, MI 48076. There is no set term of office for directors; however, the Bylaws of the Company provide that no individual may stand for election or re-election as a director, or be appointed to fill a vacancy on the Board, if he or she has attained 70 years of age.

NOMINEES WHO ARE CURRENTLY 'NOT INTERESTED' DIRECTORS


                                                                               Number of
                                                                               Portfolios in
                                                                               Fund
                                                                               Complex       Other
                                                                               Overseen by   Directorships
                       Position(s)  Term of Office                             Director or   Held by Director
Name, Age and          Held with    and Length of    Principal Occupation(s)   Nominee for   or Nominee for
Address(1)             Fund         Time Served      During Past 5 Years       Director      Director(2)
---------------------- ------------ ---------------- ------------------------- ------------- ----------------
Joseph A. Ahern, 49    Director,    Director since   Attorney; President and         3             None
                       Chairman     1995; Chairman   Shareholder; Stark,
                                    since 2005       Reagan, P.C. (attorneys)

Dennis D. Johnson, 68  Director     Since 2000       Retired.  Former Chief          3             None
                                                     Operating Officer,
                                                     Belgacom (Ameritech
                                                     International);
                                                     Management Consultant;
                                                     Vice President - Human
                                                     Resources, Ameritech
                                                     Network Services

Janice E. Loichle, 59  Director     Since 2001       Retired.  Former Vice-          3             None
                                                     President, Chief Integration
                                                     Officer and Chief of Local
                                                     Exchange Operations, XO
                                                     Communication, Inc.;
                                                     President, NEXTLINK
                                                     Solutions
                                                     (Telecommunications)

Thomas L. Saeli, 50    Director        Since 2000    Chief Executive Officer -       3             None
                                                     Noble International, Ltd.
                                                     since March 2006
                                                     (automotive supplier);
                                                     Vice-President - Corporate
                                                     Development, Lear
                                                     Corporation, from prior to
                                                     2000 until March 2006
                                                     (automotive supplier)


NOMINEE WHO IS CURRENTLY AN 'INTEREST' DIRECTOR (3)


                                                                               Number of
                                                                               Portfolios in
                                                                               Fund
                                                                               Complex       Other
                                                                               Overseen by   Directorships
                       Position(s)  Term of Office                             Director or   Held by Director
Name, Age and          Held with    and Length of    Principal Occupation(s)   Nominee for   or Nominee for
Address(1)             Fund         Time Served      During Past 5 Years       Director      Director(2)
---------------------- ------------ ---------------- ------------------------- ------------- ----------------
Robert J. Cappelli, 55 Director,    Director since   President and Treasurer,       3             None
                       President    2004; President  Advance Capital I, Inc.;
                       and          since 2004;      President and Treasurer,
                       Treasurer    Treasurer since  Advance Capital Group,
                                    1987             Inc.


------
(1) The business address of each director is One Towne Square, Suite 444, Southfield, MI 48076.
(2) This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.
(3) Mr. Cappelli is an "interested" director because he is a shareholder, director and officer of Advance Capital Management, Inc., the investment adviser to the Advance Capital I, Inc. Funds.

     Mr. Cappelli is also a director and officer of Advance Capital Services, Inc., the distributor for the Advance Capital I, Inc. Funds and of Advance Capital Group, Inc., the transfer agent for the Advance Capital I, Inc. Funds.

     The Company knows of no arrangements or understandings between a director or officer and any other person pursuant to which said person has been selected as a director or officer. There is no family relationship between any of the directors and any of the officers of the Company.

OWNERSHIP OF ADVANCE CAPITAL I, INC. SHARES

     The following table provides information regarding shares of equity securities of the Funds beneficially owned, directly or indirectly, by the current directors of the Company as of the Record Date, by dollar range. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended.

                                                     Aggregate Dollar
                                                     Range of Equity
                                                     Securities in
                                                     All Funds Overseen
                                                     or to be Overseen
                     Dollar Range of Equity          by Director in the
                     Securities held in each         Advance Capital
Name of Director     Advance Capital I, Inc. Fund    Family of Funds
-------------------- ------------------------------- -----------------------
"Not Interested" Directors:
Joseph A. Ahern      Balanced....$50,000 - $100,000     Over $100,000
                     Equity Growth....Over $100,000
Dennis D. Johnson    Balanced.........Over $100,000     Over $100,000
                     Equity Growth....Over $100,000
Janice E. Loichle    Balanced....$50,000 - $100,000     Over $100,000
                     Equity Growth....Over $100,000
Thomas L. Saeli      Balanced....$50,000 - $100,000     Over $100,000
                     Equity Growth....Over $100,000

"Interested" Director:
Robert J. Cappelli   Balanced.......Over $100,000       Over $100,000
                     Equity Growth..Over $100,000

     None of the "not interested" directors of the Company have any beneficial ownership of ACM, ACS or ACG (the Company's investment adviser, distributor and transfer agent/administrator, respectively).

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
     The officers of the Company receive no compensation from the Funds for their service as officers. Certain officers and directors of the Company are also officers and directors of Advance Capital Management, Inc. ("Management"), the Company's investment adviser, Advance Capital Services, Inc. ("Services"), the Company's distributor of fund shares and/or Advance Capital Group, Inc. ("Group"), the Company's administrator, transfer agent and dividend disbursing agent. Group and its subsidiaries pay the salaries of the Company's officers.

     Robert J. Cappelli is President of the Company and a director. He receives no compensation from the Company for his service as a director.

     Joseph A. Ahern was appointed to serve as the Independent Chairman effective July 30, 2005. The Independent Chairman acts as the key liaison with the Chief Executive Officer ("CEO") and the Chief Compliance Officer ("CCO"), assists in setting the Board agenda, chairs the executive sessions and communicates the independent Board of

Directors member feedback to the CEO and CCO. During the year ended December 31, 2006, the Board of Directors met six times. The independent directors met four times during the year without the presence of management, "interested" directors or employees of the Company to discuss various matters related to oversight of the Company, the management of the Board affairs and the CEO and CCO's performance. Only the independent directors received compensation from the Company for their service as directors. Directors were also reimbursed for expenses incurred in attending the meetings. The Company did not offer its directors any pension or retirement benefits, or any other similar long-term incentive compensation or benefits, during or prior to the year ended December 31, 2006.

     The following table provides information regarding the compensation of the independent directors for the year ended December 31, 2006. The directors approved an increase in compensation effective July 2006 to $15,000 per year, with an additional $7,500 to be paid to the Chairman.

                                       Quarterly        Total Compensation
Name                                   Fee              from the Company
-------------------------------------  ---------------  ------------------
Joseph A. Ahern (Chairman)..............$5,625              $21,375
Dennis D. Johnson........................3,750               14,250
Janice E. Loichle .......................3,750               14,250
Thomas L. Saeli .........................3,750               14,250

     The Advance Capital I, Inc. Funds do not pay any other compensation or any pension (retirement) benefits to any directors or officers.

COMMITTEES OF THE BOARD
     The Board has designated an Audit Committee comprised of the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), which includes Thomas Saeli, Dennis Johnson, Janice Loichle and Joseph Ahern. Mr. Saeli serves as the Committee's Chairman. During 2006, the Audit Committee met twice. The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds.
The Audit Committee has adopted a formal written charter. A copy of the Audit Committee Charter was attached as an appendix to the Funds' proxy in 2004.

     The Company's Board of Directors has determined that independent directors Loichle and Saeli qualify as "audit committee financial experts." The designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without this designation. Similarly, the designation does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

     The Board has not established a Nominating Committee, but the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), as a group, function in all respects as one. The "not-interested" directors identify, evaluate and nominate candidates for election. The Board has not adopted a charter governing the nominating process. However, in evaluating and determining whether to recommend a person as a candidate for election as a director, the Board considers the following qualifications: relevant management and/or industry experience; high personal and professional ethics; integrity and values; a commitment to representing the long-term interests of our shareholders; independence and an ability and willingness to devote sufficient time to carrying out their duties and responsibilities as directors.

     The Board will consider nominee candidates properly submitted by shareholders, under the criteria summarized above. The deadlines and procedures for shareholder submissions of director nominees are described under "Shareholder Proposals". The Board will evaluate nominee candidates recommended by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

     The Board has not established a Compensation Committee. The Board has determined that such a committee is not necessary since only the "not interested" directors receive compensation from the Company in the form of directors' fees. See "Compensation of Directors and Executive Officers" for additional information.


              THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES.


                                PROPOSAL 2:
         RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The members of the Audit Committee of the Board, all of whom are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected PricewaterhouseCoopers LLP ("PwC") to serve as independent registered public accountant for the fiscal year ending December 31, 2007, subject to the ratification by the Company's shareholders at the Meeting. PwC has served as the Company's independent registered public accountant since 1995, and acted as the Company's independent accountant in 2006. PwC has no direct financial interest or material indirect financial interest in the Company. Representatives of PwC are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend. A representative of PwC is expected to be available by phone to respond to any appropriate questions.

     The following summarizes PwC's services for the fiscal year ending December 31, 2007: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); preparation of tax returns; and routine consultation on financial accounting and reporting matters.

     The Board authorized all services performed by PwC for the Company during 2006. In addition, the Board annually reviews the scope of services to be provided by PwC and considers the effect, if any, that performance of any non-audit services might have on audit independence. During 2006, PwC did not furnish any audit or non-audit services to the Company's investment adviser or to any entity controlling, controlled by or under common control with the adviser that provided ongoing services to the Company.

AUDIT AND TAX FEES
     The following table sets forth, for the two most recent years, the fees paid to PwC by the Company for all audit and non-audit services provided to the Company and the Funds. Audit Fees are for the audit of the Funds' annual financial statements included in the Funds' reports to shareholders and in connection with regulatory filings or engagements. (Audit-Related Fees include services that are reasonably linked to the performance of the audit of the Funds' financial statements and are not included in Audit Fees.) Tax Fees include tax compliance, tax advice and tax planning. Such services include review of excise distribution calculations, preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

All Other Fees are for other products and services provided by PwC.
                         2006          2005
                       ------------  ----------
Audit Fees..............$56,000       $48,000
Audit-Related Fees........... 0             0
Tax Fees..................9,800         9,700
All Other Fees................0             0


PRE-APRROVAL POLICY AND PROCEDURES
     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services performed by the Company's independent registered public accountant, as well as fees associated with such services, in order to assure that the provision of such services does not impair the accountant's independence. Unless a service to be provided has received general pre-approval, such service and related fees require specific pre-approval by the Audit Committee. Any proposed service exceeding pre-approved costs also requires specific pre-approval. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period or revokes a prior pre-approval. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for time-sensitive services.


REQUIRED VOTE
     The affirmative vote of a majority of all shares of all Funds present and voting at the Meeting, voting as a single group, is required to ratify the selection of PwC. Both classes of all Funds will vote together on Proposal 2.


           THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION
            OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

                             PROPOSALS 3, 4 AND 5:
                 MODIFY THE INVESTMENT ADVISORY FEE AGREEMENT FOR
          THE RETIREMENT INCOME FUND, BALANCED FUND AND EQUITY GROWTH FUND


GENERAL INFORMATION
     Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), dated August 3, 1987, and amended on July 24, 1992, July 24, 1998, July 26, 2000, and June 30, 2006, Advance Capital Management, Inc. (the "Adviser" or "ACM") serves as investment adviser to each of the Funds. The Advisory Agreement was most recently approved by shareholders of the Funds at the annual meeting of shareholders held on July 23, 1993, when the shareholders were asked to approve the Advisory Agreement for two Advance Capital I, Inc. funds that were new at the time.

     Under the Advisory Agreement, the Adviser continually conducts investment research and furnishes an investment program for each of the Funds, is responsible for the purchase and sale of each Fund's portfolio securities, and maintains the Company's records relating to such purchases and sales for the Funds. The Advisory Agreement provides that the Adviser shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. Under the Advisory Agreement, the Adviser has agreed to pay certain expenses, including the fees associated with the hiring of any Sub-Adviser, incurred in connection with its activities under the Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the Funds. Specifically, the Adviser will pay for (a) the salaries and employment benefits of all its employees who are engaged in providing these services, (b) adequate office space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions. The Advisory Agreement continues in effect, unless terminated, from year to year only if such continuance is specifically approved at least annually by the Board of Directors, including the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of each Fund and by the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as so defined) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by ACM or the Company at any time without penalty upon giving sixty (60) days' written notice, provided that such termination by the Company shall be directed or approved by the vote of a majority of the Board of Directors or by the vote of a majority of the shareholders of the Company. In addition, the Advisory Agreement automatically terminates in the event of its assignment, as defined in the Investment
Company Act of 1940.

     The Board of Directors, including all of the "not interested" directors, most recently considered and approved the Advisory Agreement with the Adviser at a meeting held in person on August 4, 2006. In evaluating the Advisory Agreement, the Board requested and received information from the Adviser to assist in its deliberations. The material factors that formed the basis for the Board's approval of the Advisory Agreement, and the conclusions with respect thereto were:
- The Board considered the nature, extent and quality of services provided to the Funds and their shareholders and the qualifications of the Adviser to provide investment management services;
- The investment performance of each Fund was reviewed in comparison to appropriate broad-based market indices, benchmarks and a peer group of funds selected by management. The Board also considered the costs of providing competitive advisory services in the current environment and compared the proposed management fees to be charged to each Fund with those charged by managers of comparable funds within the peer group selected by management based on Lipper Analytical Services data and historic peer funds;
- The Board reviewed information concerning the profitability of the Adviser's investment advisory and other activities; and
- The Board concluded that the Advisory Agreement is in the best interests of the Company and its shareholders, and that the services provided under the agreement are required for the operation of the Company.

     The principal business address of ACM is One Towne Square, Suite 444, Southfield, Michigan 48076. ACM. is a wholly-owned subsidiary of Advance Capital Group, Inc. ("ACG"), the administrator, transfer agent and dividend disbursing agent for the Funds. ACG also owns Advance Capital Services, Inc. ("ACS"), the distributor for the Funds. ACG is controlled by John C. Shoemaker (address: One Towne Square, Suite 444, Southfield, MI 48076), Robert J. Cappelli (address: One Town Square, Suite 444, Southfield, MI 48076) and Raymond A. Rathka (address: One Towne Square, Suite 444, Southfield, MI 48076), each of whom owns approximately 33% of the outstanding voting stock of ACG.
ACM was paid investment advisory fees by the Company of $5,834,557 during 2006, while ACG was paid $117,268 in fees during 2006 for administrative and transfer agency and dividend disbursing agency services, and ACS was paid $2,588,802 during 2006 for distribution related services pursuant to the Company's
12b-1 Distribution Plan.

PROPOSED AMENDMENTS TO FEE SCHEDULE
     Under the Advisory Agreement between the Company and ACM, fees are paid by the funds as a percentage of the average daily net assets of each Advance Capital I, Inc. Fund for the management of those assets. The Adviser seeks approval by the shareholders of each Advance Capital I, Inc. Fund to modify the fee schedule as shown in the table below. No changes to the fees paid by ACM to the Sub-Adviser are being proposed. These changes to the fee schedule are the only amendments to the Advisory Agreement being proposed for approval by shareholders of the Funds. A copy of the Advisory

Agreement, with the proposed amendments to the fee schedule marked to show the hanges being requested, is attached to this Proxy Statement as Appendix A.

                                MANAGEMENT FEES
                 Current                                   Proposed
---------------------------------------    ------------------------------------
Retirement Income Fund
 First $200 million of assets.....0.50%    First $500 million of assets...0.50%
 Assets over $200 million.........0.40%    Assets over $500 million.......0.45%
Balanced Fund
 First $200 million of assets.....0.70%    First $500 million of assets.. 0.70%
 Assets over $200 million.........0.55%    Assets over $500 million.......0.65%
Equity Growth Fund
 First $200 million of assets.....0.70%    First $500 million of assets.. 0.70%
 Assets over $200 million.........0.55%    Assets over $500 million.......0.65%


BACKGROUND
     The Advance Capital companies were designed to provide clients with a cost-effective way in which to invest and manage their assets. One aspect of this plan was the introduction of the Advance Capital I, Inc. Funds. By offering these Funds as part of a comprehensive investment portfolio, the Company was able to keep overall costs low and still attract new clients.

     Through the efforts of the distributor and the investment adviser, the Funds have been able to attract assets in excess of $1 billion. While this is a major accomplishment, changes to the competitive environment now require that the Company explore other distribution channels if it is to remain competitive in the industry and continue to grow. Several years ago, the Adviser established breakpoints intended to provide additional savings beyond those associated with expenses spread over a larger base. While economies of scale were realized, material changes in the economic landscape have caused the Directors of the Company to reconsider those changes. After a lengthy review, the Board of Directors has determined to recommend modification of those breakpoints in order to more accurately reflect advisory fees charged by other mutual funds of similar size.

REASONS FOR THE PROPOSED FEE CHANGES
- The costs of operating the Adviser's business over the past six years have risen materially and are continuing to rise. Operating costs have increased for compliance, information technology, sales and marketing and sales support. Increased regulations brought about by scandals in the mutual fund industry have served to lower operating margins of the Adviser as new controls have been instituted. Historically, the Adviser has borne these increased costs exclusively without passing them on to the shareholders.

- 12b-1 distribution expenses are used to compensate personnel for managing Advance Capital I, Inc. shareholder accounts, thus requiring that any costs to grow the funds be financed exclusively by the Adviser. The Adviser has been willing to finance these growth opportunities because they have permitted the Company to maintain an enviable shareholder retention rate during the past 10 years. This stable client base makes managing of the investment portfolios more efficient for the Adviser, which is key to the consistent superior performance of the Company's Funds over time.

- Operating margins for the Adviser have fallen significantly below industry averages. As consideration for the annual approval of the Advisory Agreement, the Company's Board of Directors considers the profitability of the Adviser to ensure suitable investment performance. Interestingly, there are no well defined measures for determining profitability. A common benchmark available, however, is the operating margin for the Adviser. In the mutual fund industry the average operating margin is 35%. The operating margin for the Adviser dropped from 33% in 2001 to the mid-20% range in 2006. While the Adviser's operating margins were designed to be slightly lower than the industry average, it cannot continue to operate effectively or pursue other distribution channels with such low margins. Perhaps the most significant consideration is that the majority of the Funds' shareholders use the return earned on their investments to support living expenses, which leaves very little possibility for growth of the Funds' assets coming from additional investments by existing shareholders. As such, it is important to finance growth by expanding into other markets (e.g. institutional, bank trust departments, 401ks, etc.) to add shareholders who would be reinvesting dividends and capital gains and thus generating internal growth for the Funds. The current investment advisory fee structure does not provide sufficient revenue for the Adviser to pursue these other distribution channels and to be competitive in the industry.

- The current investment advisory fee breakpoints charged by the Adviser are not typical of the industry. A study of all mid-cap growth funds showed that 60% of these funds had no reductions in the management fee based upon fund size. Of the remaining 40%, the median asset level where a reduction occurred was $500 million dollars and the amount of fee reduction was 0.05%. It is interesting to note that the average annual investment advisory fee for funds with a fee reduction based on fund assets was 0.76%. Similar results were found when studying balanced funds and intermediate term bond funds.

     Based on information provided to the Board of Directors in connection with its most recent approval in August 2006 for the continuation of the Advisory Agreement for another year, the Board of Directors believes that the advisory fees which will be paid by each Fund if the recommended changes are approved by shareholders will continue to be substantially lower than the average comparable fund.

IMPACT ON SHAREHOLDERS
     The impact of moving the breakpoint from $200 million to $500 million for the Equity Growth Fund is an increase in the current annual operating expenses of less than 0.01% (from its current level of 1.01%). The Balanced Fund expense ratio would climb by 0.07% to 1.00% until the fund reached the $500 million breakpoint (currently, net assets of the Balanced Fund are approximately $420 million). At that time the annual operating expense would begin dropping to reflect the reduced advisory fee. Using the same logic, the Retirement Income Fund would see its annual expense ratio increase from 0.76% to 0.81%, an increase of only 0.05%. Even with these increases, the annual expense ratios for each of the Advance Capital I, Inc. funds would remain substantially below industry averages.

     The fees paid by the Funds to the Adviser during 2006, and the fees that would have been paid to the Adviser had the proposed changes in breakpoints and fees been in effect during 2006, are as follows:


                                                         (B)
                                                  Fees that Would Have
                                (A)               Been Paid Under           Difference
Fund                         Actual Fees Paid     Proposed New Fees       (B) as a % of (A)
---------------------------- -------------------- ----------------------- ------------------
Retirement Income Fund...........$1,819,571            $2,024,464                11.26%
Balanced Fund.....................2,445,889             2,731,131                11.66%
Equity Growth Fund................1,430,077             1,439,999                 0.69%


     The proposed changes in breakpoints and fees would have an impact on the Annual Fund Operating Expenses of each Fund, as shown in the following table under the "Pro Forma" columns.


                                   Annual Fund Operating Expenses(1)
                              (expenses that are deducted from Fund assets)

                           Management          Distribution    Other      Total Operating
Fund                          Fees             (12b-1) Fees    Expenses   Expenses
----------------------------------------------------------------------------------------------
                           Actual   Pro Forma                            Actual    Pro Forma
                           ------   ---------                            -------   ----------
Retirement Income Fund
  Class A Shares............0.45%      0.50%       0.25%        0.06%    0.76%        0.81%
  Institutional Shares......0.45%      0.50%       0.00%        0.06%    0.51%        0.56%
Balanced Fund
  Class A Shares............0.63%      0.70%       0.25%        0.05%    0.93%        1.00%
  Institutional Shares......0.63%      0.70%       0.00%        0.05%    0.68%        0.75%
Equity Growth Fund
  Class A Shares............0.69%      0.70%       0.25%        0.07%    1.01%        1.02%
Institutional Shares........0.69%      0.70%       0.00%        0.07%    0.76%        0.77%



-----
(1) As a percentage of average daily net assets. These expenses are based on fees and expenses paid for the year ended December 31, 2006.

     The table below presents an example to help you compare the effect of the proposed fee amendments of the cost of investing in the Funds. This example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's net assets and operating expenses remain the same during each investment period. Although your actual costs may be higher or lower, based on these assumptions your costs under the current fee schedule (in the "Current" line) and under the fee schedule as proposed (in the "Pro Forma" line) are as shown below.


Fund and Class               1 Year    3 Years    5 Years    10 Years
--------------------------   --------  ---------  ---------  ----------
Retirement Income Fund
 Class A Shares--
   Current.................... $78        $243       $422        $942
   Pro Forma.................. $83        $259       $450      $1,002
 Institutional Shares--
   Current.................... $52        $164       $285        $640
   Pro Forma.................. $57        $179       $313        $701
Balanced Fund
 Class A Shares--
   Current.................... $95        $296       $515      $1,143
   Pro Forma..................$102        $318       $552      $1,225
 Institutional Shares--
   Current.................... $69        $218       $379        $847
   Pro Forma.................. $77        $240       $417        $930
Equity Growth Fund
 Class A Shares--
   Current....................$103        $322       $558      $1,236
   Pro Forma..................$104        $325       $563      $1,248
 Institutional Shares--
   Current.................... $78        $243       $422        $942
   Pro Forma.................. $79        $246       $428        $954


RECOMMENDATION
     The Board of Directors of the Company has been given the fiduciary responsibility to review the operating expenses of each Advance Capital I, Inc. Fund every year to ensure that they continue to be reasonable and in the overall best interest of shareholders. In addition, the Board reviews and approves the Advisory Agreement between the Company and the Adviser. Consistently, it has found that the advisory fees charged to each Fund are substantially below those of other similar mutual funds. Because of this, the Board of Directors believes that a change to the fee steps paid to the investment adviser is appropriate for consideration by shareholders. A vote for this change would amend the current fee schedule to take advantage of the revised breakpoints detailed above.

REQUIRED VOTE
     The shareholders of each Fund will vote separately on approval of the proposed amendment to the Advisory Agreement's fee schedule. Class A Shares and Institutional

Shares of each Fund will vote together on the Proposal affecting their Fund. Approval of the amended fee schedule for each Fund requires the approval of the lesser of (a) at least 67% of the voting shares of that Fund present at the Meeting, if holders of more than 50% of the total outstanding shares of that Fund are present at the Meeting in person or by proxy, or (b) at least 50% of the outstanding shares of that Fund. If the shareholders of a Fund do not approve the proposed amendments for that Fund, the fee schedule for that Fund will not change.


           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
          AMENDING MANAGEMENT FEES PAID TO THE INVESTMENT ADVISER.


                                  OTHER INFORMATION

OFFICERS OF THE COMPANY
     The following table provides information with respect to the current officers of the Company. Each officer is elected by the Board of Directors and serves until his or her successor is chosen or until his or her resignation or removal by the Board. The business address of all officers is One Towne Square, Suite 444, Southfield, MI 48076.


Name, Position(s)                            Principal Occupation(s)
and Age                   Officer Since      During past 5 Years
-----------------------   ------------------ -------------------------
Robert J. Cappelli, 55    President - 2004   President and Treasurer of Advance
President and Treasurer   Treasurer - 1987   Capital Management, Inc. and
                                             Advance Capital Services, Inc.

Kathy J. Harkleroad, 54         1996         Vice President, Chief Compliance
Vice President, Chief                        Officer and Secretary, Advance
Compliance Officer and                       Capital Group, Inc.; Marketing
Secretary                                    Director, Advance Capital
                                             Services, Inc.

Julie Katynski, 41              2003         Vice President and Assistant
Vice President and                           Secretary, Advance Capital
Assistant Secretary                          Group, Inc.; Controller, Advance
                                             Capital Group, Inc.

Christopher Kostiz, 39          2003         Vice President, Advance Capital
Vice President                               I,Inc.; President, Advance Capital
                                             Management, Inc.; Sr. Portfolio
                                             Manager, Advance Capital
                                             Management, Inc.



INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR
     ACM is an investment adviser registered with the Securities and Exchange Commission and is a wholly-owned subsidiary of ACG. ACS is the Company's distributor for the Funds. ACS is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. ACS is also a wholly-owned subsidiary of ACG. ACG is the Company's administrator, transfer agent and dividend disbursing agent. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076.

     T. Rowe Price Associates, Inc. is a Maryland corporation that serves as an sub-adviser to the Company with respect to the Equity Growth Fund and the equity portion of the Balanced Fund. Its principal office is located at 100 East Pratt Street, Baltimore, MD 21202.

     Prior to March 30, 2007, the owners of ACG and the directors and officers of ACM and ACS were the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. As of March 30, 2007, these original owners extended the ownership of ACG to its employees, making the first contribution to an employee stock ownership plan ("ESOP"). Additional contributions to the ESOP are expected to be made annually. The following chart shows the ownership and control of these three firms and of the Company.



                     Advance        Advance           Advance
                     Capital        Capital           Capital             Advance
Position             Group, Inc.    Services, Inc.    Management, Inc.    Capital I., Inc.
-------------------  -------------  ----------------  ------------------  --------------------
Owners               Cappelli       ACG               ACG                 Shareholders
                     Rathka
                     Shoemaker
                     Employee Stock
                       Ownership
                       Plan

Directors            Cappelli       Cappelli          Cappelli            Ahern
                     Rathka         Rathka            Rathka              Cappelli
                     Shoemaker      Shoemaker         Shoemaker           Johnson
                                                                          Loichle
                                                                          Saeli

President            Cappelli       Theisen           Kostiz              Cappelli
Vice President       Harkleroad     Cappelli          Cappelli            Harkleroad
                     Katynski       Harkleroad        Harkleroad          Katynski
                                    Katynski          Katynski            Kostiz

Treasurer            Cappelli       Cappelli          Cappelli            Cappelli

Chief
Compliance
Officer              Harkleroad     Harkleroad        Harkleroad          Harkleroad

Secretary            Harkleroad     Harkleroad        Harkleroad          Harkleroad

Asst. Secretary      Katynski       Katynski          Katynski            Katynski



SHAREHOLDER PROPOSALS
     Proposals to be considered for inclusion in the proxy materials for the 2008 annual meeting must be received by February 15, 2008. If any shareholder intends to propose at the annual meeting a nominee for director or the adoption or approval of any other matter by the shareholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice no later than May 1, 2008.

SHAREHOLDER COMMUNICATIONS
     To communicate with the Board of Directors or an individual director, a shareholder should send a written communication to the Company's principal office at One Towne Square, Suite 444, Southfield, Michigan 48076, addressed to the Board of Directors or an individual director and the Secretary of the Company. The Secretary of the Company will direct the correspondence to the appropriate parties.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
     Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address. In order to request a separate copy or change your preference to receive multiple copies in the future, please write to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076 or call Advance Capital I, Inc. at (800) 345-4783.

FINANCIAL STATEMENTS
     The Statement of Assets and Liabilities and the Schedule of Portfolio of Investments as of December 31, 2006, and the Statement of Operations of the Company for the year ended December 31, 2006, reported on by PwC, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc., Attention: Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.
Any copies requested will be mailed no later than the following business day by first-class U.S. mail.

OTHER BUSINESS
    Management of the Company knows of no other business that may come before the Meeting. However, if any additional matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

     If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at (800) 345-4783.

                                            By Order of the Board of Directors

                                                Kathy J. Harkleroad, Secretary
                                                                 June 15, 2007

                                   APPENDIX A
                                TO PROXY STATEMENT
                         PROPOSED CHANGES ARE ONLY IN SCHEDULE 1.

              DELETIONS ARE --LINED OUT--; ADDITIONS ARE ==DOUBLE-UNDERLINED==

INVESTMENT ADVISORY AGREEMENT
     AGREEMENT made the 3rd day of August, 1987, by and between Advance Capital I, Inc. ("Advance") and Advance Capital Management, Inc. ("ACM").

WITNESSETH:
     In consideration of the mutual promises and agreements contained in this Agreement and other good and valuable consideration, the receipt of which is acknowledged, it is agreed by and between the parties as follows:

I.  In General.     Advance engages ACM and ACM agrees to act as investment
adviser to Advance with respect to the investment of its assets and in general to supervise the investments of Advance, subject at all times to the direction and control of the Board of Directors of Advance.

II. Duties of ACM with Respect to Investment of Assets of Advance and Accounting Services.

     A. ACM shall regularly provide investment advice to Advance and shall, subject to the succeeding provisions of this section, supervise continuously the investment and reinvestment of cash, securities or other property comprising the assets of the investment portfolios of Advance consisting of its Equity Growth Fund, Balanced Fund, Retirement Income Fund, and Cornerstone Stock Fund (the "Funds"); and in furtherance of those responsibilities, ACM shall:

          1. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds of Advance, and whether concerning the individual companies whose securities are included in the Funds' portfolios or the industries in which they engage, or with respect to securities which ACM considers desirable for inclusion in the Funds' portfolios, and regularly report thereon to the Board of Directors of Advance;
          2. furnish continuously an investment program for each of the Funds of Advance;
          3. determine what securities shall be purchased or sold by each of the Funds of Advance;

          4. take, on behalf of Advance, all actions which appear to ACM necessary to carry into effect the investment program and supervisory functions stated previously, including the placing of purchase and sales orders, and make appropriate reports thereon to the Board of Directors of Advance.

     B. Any investment program furnished by ACM under this section, or any supervisory function taken by ACM, shall at all times conform to and be in accordance with any requirements imposed by:
          1. the provisions of the Investment Company Act of 1940 and any rules or regulations in force thereunder;
          2. any other applicable provision of law;
          3. the provisions of the Articles of Incorporation of Advance as amended from time to time;
          4. the provisions of the By-laws of Advance as amended from time to time;
          5. the terms of the registration statements of Advance, as amended from time to time, under the Securities Act of 1933 and the Investment Company Act of 1940.

     C. Any investment program furnished by ACM under this section or any supervisory functions taken hereunder by ACM, shall at all times be subject to any directions of the Board of Directors of Advance, its Executive Committee or any committee or officer of Advance acting pursuant to authority given by the Board of Directors.

     D. The foregoing notwithstanding, with the approval of the shareholders and the directors of Advance given in the manner prescribed by Sections (15(a) and 15(c), respectively, of the Investment Company Act of 1940 for the approval of investment advisory contracts and their terms, ACM may appoint another entity, including an affiliated company of ACM, to act as sub advisor to furnish to Advance on behalf of ACM the services specified in paragraph (A) of the Section II and Section IV of this Agreement. Such services shall be subject to the requirements of paragraphs (B) and (C) of this Section II and Sections IV and VI and would be provided under the terms of a Sub advisory Agreement between ACM and the sub advisor.

II. Allocation of Expenses. The expenses of Advance and the expenses of ACM in performing its functions under this Agreement shall be divided into two classes, to wit: (i) those expenses which will be paid in full by ACM, as set forth in subparagraph "A" hereof, and (ii) those expenses which will be paid in full by Advance, as set forth in subparagraph "B" hereof.

     A. With respect to the duties of ACM under Section II above, it shall pay in full for (a) the salaries and employment benefits of all employees of ACM who are engaged in providing these services, (b) adequate office space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions and (d) the fees and expenses of any sub advisor appointed pursuant to the provisions of paragraph (D) of Section II of this Agreement. In addition, if requested by Advance, ACM shall pay the fees and expenses of all directors of Advance who are employees of ACM or an affiliated corporation and the salaries and employment benefits of all officers or employees of Advance who are affiliated persons of ACM.

    B. Advance shall pay in full for all of its expenses which are not listed above (other than those assumed by ACM or its affiliates in their capacity as Administrator for Advance) including (a) the costs of printing prospectuses and reports to shareholders of Advance; (b) the costs of printing all proxy statements and all other costs and expenses of meetings of shareholders of Advance except preparation of proxy statements and mailing costs; (c) interest, taxes, brokerage commissions and premiums on fidelity insurance; (d) audit fees and expenses of independent accountants and legal fees and expenses of attorneys, but not of attorneys who are employees of ACM; (e) fees and expenses of its directors, but not of directors who are employees of ACM; (f) custodian fees and expenses; (g) transfer agency fees and expenses; (h) fees payable by Advance under the Securities Act of 1933, the Investment Company Act of 1940, and the securities or "Blue Sky" laws of any jurisdiction; (i) fees and assessments of the Investment Company Institute or any successor organization;
(j) such nonrecurring or extraordinary expenses as may arise, including litigation affecting Advance and any indemnification by Advance of its officers, directors, employees and agents with respect thereto; (k) the costs and expenses provided for in any Administration Agreement, including amendments thereto, contemplated by subsection C of this section III; and (l) the costs and expenses provided for in any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. In the event that any of the foregoing shall, in the first instance, be paid by ACM, Advance shall pay the same to ACM on presentation of a statement with respect thereto.

C. ACM or an affiliate of ACM may also act as administrator of Advance if at the time in question there is a separate agreement ("Administration Agreement") covering such functions between Advance and ACM or such affiliate. The corporation, whether ACM or its affiliate, which is the party to the Administration Agreement with Advance is referred to as the "Administrator". Each Administration Agreement shall provide in substance that it shall not go into effect, or may be amended, or a new agreement covering the same topics between Advance and the Administrator may be entered into only if the terms of such Administration Agreement, such amendment or such new agreement have been approved by the Board of Directors of Advance, including the vote of a majority of the directors who are not "interested persons" as defined in the Investment Company Act of 1940, of either party to the Administration Agreement, such amendment or such new agreement (considering ACM to be such a party even if at the time in question, the Administrator is an affiliate of
ACM), cast in person at
a meeting called for the purpose of voting on such approval. Such a vote is referred to as a "disinterested director" vote. Each Administration Agreement shall also provide in substance for its continuance, unless terminated, for a specified period which shall not exceed two years from the date of its execution and from year to year thereafter only if such continuance is specifically approved at least annually by a disinterested director vote and that any disinterested director vote shall include a determination that (i) the Administration Agreement, amendment, new agreement or continuance in question is in the best interests of Advance and its shareholders; (ii) the services to be performed under the Administration Agreement as amended, new agreement or agreement to be continued are services required for the operation of Advance; (iii) the Administrator can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services; and (iv) the fees for such services are fair and reasonable in the light of the usual and customary charges made by others for services of the same nature and quality. Any Administration Agreement may also provide in substance that any disinterested director vote may be conditioned on the favorable vote of the holders of a majority (as defined in or under the Investment Company Act of 1940) of the outstanding shares of each class of Advance. Each Administration Agreement shall also provide in substance that it may be terminated by the Administrator at any time without penalty upon giving Advance 120 days' written notice (such notice may be waived by Advance) and may be terminated by Advance at any time without penalty upon giving the Administrator sixty (60) days' written notice (which notice may be waived by the Administrator), provided that such termination of Advance shall be directed or approved by the vote of a majority of the Board of Directors (as defined in or under the Investment Company Act of 1940) of the outstanding shares of each class of Advance.


III. Brokerage

     A. ACM shall place purchase and sale orders with brokers and/or dealers who in the judgment of ACM are able to execute the orders as expeditiously as possible and at the best obtainable price. Generally, in order not to risk a possible adverse change in price, ACM will make inquiry of brokers and/or dealers who on the basis of interest shown and past experience ACM believes can execute the order as expeditiously as possible and at the best obtainable price.

     B. ACM is authorized to allocate brokerage and principal business to members of securities exchanges, brokers and dealers ("brokers") who provide brokerage and research services (as such services are defined in Section 28(e) of the Securities and Exchange Act of 1934) for Advance and/or other accounts for which ACM exercises investment discretion (as that term is defined in Section 3(a)(35) of the aforesaid Act) and to cause Advance to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction if ACM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or ACM's overall responsibilities with respect to the accounts as to which it exercises investment discretion. ACM shall use its judgment in determining that the amount of commissions paid is reasonable in relation to the value of brokerage and research services received and need not place or attempt to place a specific dollar value on research services received or on the portion of the commission rate reflecting such services. In demonstrating that such determinations were in good faith, ACM shall be prepared to show that the commissions allocated or paid for research services were for purposes contemplated by this Agreement, that the commissions paid were within a reasonable range and that commissions paid were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis. ACM is also authorized to consider sales of shares as a factor in the selection of brokers to execute brokerage and principal portfolio transactions, subject to the requirements of best execution, (i.e., that such brokers are able to execute the order quickly and at the best obtainable price).


IV. Compensation of ACM

     A. As compensation in full for services rendered and for the facilities and personnel furnished under sections I, II and IV of this Agreement, Advance will pay to ACM for each day the fees specified in Schedule 1 hereto.

     B. The amounts payable to ACM shall be determined as of the close of business each day; shall, except as set forth below, be based upon the value of net assets computed in accordance with the Articles of Incorporation of Advance; shall be paid in arrears whenever requested by ACM; and provided, however, that each of the Funds of Advance will pay a portion of the total fee payable by Advance in an amount equal to the proportion that such Funds' average daily net assets bears to the average daily net assets of Advance. In computing the value of the net assets of Advance, there shall be excluded the amount owed to Advance in respect to shares which have been sold but not yet paid to ACM or any of its affiliates.

     C. Notwithstanding the foregoing, if the laws, regulations or policies of any state in which shares of Advance are qualified for sale limit the operating and management expenses of Advance, ACM will refund to the appropriate Fund the amount by which such expenses exceed the lowest of such state limitations.



V. Undertakings of ACM; Liability

     A. ACM shall give to Advance the benefit of its best judgment, efforts and facilities in rendering services under this Agreement, but shall be free to render services to others similar to that rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed under this Agreement.

     B. ACM shall at all times be guided by and be subject to Advance's investment policies, the provisions of its Articles of Incorporation and By-laws as each shall from time to time be amended, and to the decision and determination of Advance's Board of Directors.

     C. This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to ACM as an investment adviser and affiliated person of Advance, ACM shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the respective Rules and Regulations of the Securities and Exchange Commission.

     C. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of ACM, it shall not be subject to liability to Advance or to any shareholder of Advance for any act or omission in the course of or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.



VI. Duration of this Agreement

     A. This Agreement shall become effective at the start of business on the date hereof and shall continue in effect, unless terminated as hereinafter provided, for a period of one year and from year to year thereafter only if such continuance is specifically approved at least annually by the Board of Directors, including the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority (as so defined) of the outstanding voting securities of each class of Advance and by the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as so defined) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     B. As additional investment portfolios ("New Fund") other than the existing Funds are established by Advance, this Agreement shall become effective with respect to each such New Fund upon the initial public offering of such New Fund, provided that this Agreement has been approved previously for continuation, together with any related agreements, by vote of the Board of Directors of Advance including the majority of directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting held before the initial public offering of such New Fund and called for the purpose of voting as such approval.


VII. Termination

     A. This Agreement may be terminated by ACM at any time without penalty upon giving Advance sixty (60) days' written notice (which notice may be waived by Advance) and may be terminated by Advance at any time without penalty upon giving ACM sixty (60) days' written notice (which notice may be waived by ACM), provided that such termination by Advance shall be directed or approved by the vote of a majority of the Board of Directors of Advance in office at the time or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of Advance. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2 (a)(4) of the Investment Company Act of 1940.

     B. ACM hereby acknowledges that all records pertaining to Advance's investment are the property of Advance, and in the event that this Agreement is terminated and a transfer of investment advisory services to someone other than ACM or an affiliated company should ever occur, ACM will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to Advance.


     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, as of the day and year first above written.



                                                     ADVANCE CAPITAL I, INC.
                                                   By /S/ ROBERT J. CAPPELLI
                                               Robert J. Cappelli, President

ATTEST: /S/ JULIE A. KATYNSKI
Julie A. Katynski, Vice President

                                             ADVANCE CAPITAL MANAGEMENT, INC.
                                                By: /S/ CHRISTOPHER M. KOSTIZ
                                             Christopher M. Kostiz, President

ATTEST: /S/ KATHY J. HARKLEROAD
Kathy J. Harkleroad, Vice President


AMENDED: July 24, 1992; July 24, 1998; July 26, 2000; June 30, 2006.

Schedule 1

              COMPENSATION OF ADVANCE CAPITAL MANAGEMENT, INC.
             AS INVESTMENT ADVISER TO ADVANCE CAPITAL I, INC.


     For services provided and expenses assumed pursuant to the Investment Advisory Agreement, Advance Capital Management, Inc. ("ACM") shall be paid an advisory fee, computed daily and paid monthly, at the annual rate, as displayed in the table below, of the average daily net assets of each Fund as those terms are defined in the Investment Advisory Agreement and subject to the limitations therein. From time to time, as it may deem appropriate in its sole discretion, ACM may waive a portion or all of such fee.

                                                        Annual
Fund Name                                                 Rate
--------------------------------------------    ------------------------
Equity Growth Fund
- First --$200--  ==$500== million                      0.70%
- Above --$200--  ==$500== million               --0.55%--  ==0.65%==

Balanced Fund
- First --$200--  ==$500== million                      0.70%
- Above --$200--  ==$500== million               --0.55%--  ==0.65%==

Retirement Income Fund
- First --$200--  ==$500== million                      0.50%
- Above --$200--  ==$500== million               --0.40%--  ==0.45%==

                                 ADVANCE CAPITAL I, INC.
                 One Towne Square, Suite 444, Southfield, Michigan 48076

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (For the shareholders of the Equity Growth Fund, Balanced
                              Fund and Retirement Income Fund)

     The undersigned hereby appoints Robert J. Cappelli and Kathy J. Harkleroad as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 31, 2007, at the Annual Meeting of Shareholders of the Company to be held on Friday, August 3, 2007, or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 15, 2007.


     This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR all proposals.


     Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.


                                Dated:                                , 2007


                                     ---------------------------------------
                                     Signature

                                     ---------------------------------------
                                     Signature (If Joint Account)

                                     ---------------------------------------
                                     Title (If Applicable)



INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2. Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.



1.   Election of  FOR all nominees listed   -------------      WITHHOLD AUTHORITY    ----------
     directors	below (except as marked to the contrary)       to vote for all nominees
                                                               listed below


(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

Joseph A. Ahern         Robert J. Cappelli        Dennis D. Johnson

Janice E. Loichle       Thomas L. Saeli

                                                          FOR        AGAINST    ABSTAIN
2. Ratify the selection of PricewaterhouseCoopers
   LLP as independent Registered public accountants
   of the Company.                                        ---------- ---------- --------

3. RETIREMENT INCOME FUND SHAREHOLDERS ONLY               FOR        AGAINST    ABSTAIN
   To modify the investment advisory fee schedule for
   the Retirement Income Fund.                            ---------- ---------- --------

4. BALANCED FUND SHAREHOLDERS ONLY                        FOR        AGAINST    ABSTAIN
   To modify the investment advisory fee schedule for
   the Balanced Fund.                                     ---------- ---------- --------

5. EQUITY GROWTH FUND SHAREHOLDERS ONLY                   FOR        AGAINST    ABSTAIN
   To modify the investment advisory fee schedule for
   the Equity Growth Fund.                                ---------- ---------- --------

6. I authorize the Proxies, in their discretion, to       FOR        AGAINST    ABSTAIN
   vote upon such other business as may properly come
   before this meeting or any adjournment thereof.        ---------- ---------- --------


If you plan to attend the Annual Meeting         NUMBER OF ATTENDEES
of Shareholders please indicate the number
attending the meeting and/or luncheon.           ---------  ---------
                                                 Meeting    Luncheon